UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015 (October 26, 2015)

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey		07645

(Address of principal executive offices)		(Zip Code)

(201) 225-0190
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Plan Amendment

On October 26, 2015, Micronet Enertec Technologies, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, the Company’s stockholders approved the Second Amendment (the “Plan Amendment”) to the Company's 2012 Stock Incentive Plan (the “2012 Stock Incentive Plan”) to increase the number of shares of common stock available for issuance thereunder by 250,000 shares. The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the 2012 Stock Incentive Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2012 Stock Incentive Plan and the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting filed with the Securities and Exchange Commission on September 10, 2015 (the “Proxy Statement”) under the caption “Proposal 2: Approval of an Amendment to the Company's 2012 Stock Incentive Plan”, which summary is incorporated herein by reference.

That detailed summary of the 2012 Stock Incentive Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to the full text of the 2012 Stock Incentive Plan, as amended, a copy of which is attached as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 10, 2015 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its 2015 Annual Meeting on October 26, 2015. The results of the stockholder voting at the annual meeting are set forth below.

Proposal No. 1 — Election of Directors.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each nominee received the following votes:
Director Name	For	Withheld	Broker Non-Votes

David Lucatz	2,943,167	7,930	1,729,047

Chezy Ofir	2,593,182	357,915	1,729,047

Jeffrey P. Bialos	2,593,182	357,915	1,729,047

Jacob Berman	2,593,132	357,965	1,729,047

Miki Balin	2,593,182	357,915	1,729,047

Proposal No. 2 — Approval of an amendment to the Company's 2012 Stock Incentive Plan.

The stockholders approved an amendment to the 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 750,000 to 1,000,000. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

2,762,738	224,359	0	1,729,047

Proposal No. 3 — Ratification of the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

The stockholders ratified the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

3,912,235	16,699	247	N/A

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: October 29, 2015	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer